                                                                  Exhibit (h)(6)

                          FEE CAP/FEE WAIVER AGREEMENT
                              AMENDED AND RESTATED

This Agreement, dated Oct. 1, 2005, as amended and restated July 15, 2009, is between each of the investment companies (each a "Registrant"), on behalf of its underlying series funds, as listed in Schedule A (the term "FUND" is used to refer to either the Registrant or the series as context requires), and RiverSource Investments, LLC, in its capacity as investment manager of the Funds, Ameriprise Financial, Inc, in its capacity as administrator of the Funds, RiverSource Service Corporation, in its capacity as transfer agent of the Funds, and RiverSource Fund Distributors, Inc. and RiverSource Distributors, Inc, in their capacity as principal underwriters and distributors of the Funds (collectively referred to as the "SERVICE PROVIDERS"). Under this Agreement, the Service Providers hereby agree to waive all or a portion of the fees they earn and/or cap or reimburse expenses of each Fund incurred in connection with the services they provide to the Funds, in an amount equal to the amount by which the Fund's total operating expense, before giving effect to any applicable performance incentive adjustment (excluding foreign transaction taxes, income paid to brokers related to securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and interest expenses, transaction or brokerage fees, fees and expenses associated with investment in other pooled investment vehicles, including exchange traded funds, other affiliated and unaffiliated mutual funds, and certain other expenses as may be approved by the Funds' Board of Directors/Trustees) exceed the thresholds set forth in the attached Schedule B ("FEE CAPS") for any particular Fund, and the Fund hereby agrees to such Fee Caps.

     1. FEE CAPS/FEE WAIVERS. Any allocation of fee waivers and expenses reimbursements among the Service Providers in order to meet the Fee Caps will be determined by the Service Providers.

     2. TERMINATION. With respect to any Fund, this Agreement will terminate on the date listed in Schedule B unless modified by written agreement of the Fund and the Service Providers or terminated earlier at the sole discretion of the Fund's Board of Directors/Trustees.

The Service Providers acknowledge that they (1) shall not be entitled to collect on, or make a claim for, waived fees at any time in the future, and (2) shall not be entitled to collect on, or make a claim for, reimbursed Fund expenses at any time in the future.

Fee Cap/Fee Waiver Agreement

IN WITNESS WHEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

RIVERSOURCE BOND SERIES, INC.
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
RIVERSOURCE DIMENSIONS SERIES, INC.
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
RIVERSOURCE EQUITY SERIES, INC.
RIVERSOURCE GLOBAL SERIES, INC.
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
RIVERSOURCE INCOME SERIES, INC.
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
RIVERSOURCE INTERNATIONAL SERIES, INC.
RIVERSOURCE INVESTMENT SERIES, INC.
RIVERSOURCE LARGE CAP SERIES, INC.
RIVERSOURCE MANAGERS SERIES, INC.
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
RIVERSOURCE MONEY MARKET SERIES, INC.
RIVERSOURCE SECTOR SERIES, INC.
RIVERSOURCE SELECTED SERIES, INC.
RIVERSOURCE SERIES TRUST
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
RIVERSOURCE STRATEGY SERIES, INC.
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
RIVERSOURCE TAX-EXEMPT MONEY MARKET SERIES, INC.
RIVERSOURCE TAX-EXEMPT SERIES, INC.
SELIGMAN ASSET ALLOCATION SERIES, INC.
SELIGMAN CAPITAL FUND, INC.
SELIGMAN CASH MANAGEMENT FUND, INC.
SELIGMAN COMMON STOCK FUND, INC.
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
SELIGMAN CORE FIXED INCOME FUND, INC.
SELIGMAN FRONTIER FUND, INC.
SELIGMAN GLOBAL FUND SERIES, INC.
SELIGMAN GROWTH FUND, INC.
SELIGMAN HIGH INCOME FUND SERIES
SELIGMAN INCOME AND GROWTH FUND, INC.
SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
SELIGMAN MUNICIPAL FUND SERIES, INC.
SELIGMAN MUNICIPAL SERIES TRUST
SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES
SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.
SELIGMAN VALUE FUND SERIES, INC.


By:
    ---------------------------------
    Patrick T. Bannigan
    President


AMERIPRISE FINANCIAL, INC.              RIVERSOURCE INVESTMENTS, LLC.


By:                                     By:
    ---------------------------------       ------------------------------------
    William F. Truscott                     William F. Truscott
    President - U.S. Asset Management       President and Chief Investment
    and Chief Investment Officer            Officer


RIVEROURCE FUND DISTRIBUTORS, INC.      RIVEROURCE SERVICE CORPORATION


By:                                     By:
    ---------------------------------       ------------------------------------
    William F. Truscott                     Lyn Kephart-Strong
    Chairman of the Board and Chief         President
    Executive Officer

Fee Cap/Fee Waiver Agreement

SCHEDULE A - FUNDS

Each Registrant is a Minnesota corporation except Seligman Asset Allocation Series, Inc., Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Core Fixed Income Fund, Inc., Seligman Frontier Fund, Inc., Seligman Global Fund Series, Inc., Seligman Growth Fund, Inc., Seligman Income and Growth Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman TargetHorizon ETF Portfolios, Inc., and Seligman Value Fund Series, Inc., which are Maryland corporations, and RiverSource California Tax-Exempt Trust, RiverSource Special Tax-Exempt Series Trust, RiverSource Series Trust, Seligman High Income Fund Series and Seligman Municipal Series Trust, which are Massachusetts business trusts:

RIVERSOURCE BOND SERIES, INC.
     RiverSource Floating Rate Fund
     RiverSource Income Opportunities Fund
     RiverSource Inflation Protected Securities Fund
     RiverSource Limited Duration Bond Fund

RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
     RiverSource California Tax-Exempt Fund

RIVERSOURCE DIMENSIONS SERIES, INC.
     RiverSource Disciplined Small and Mid Cap Equity Fund
     RiverSource Disciplined Small Cap Value Fund

RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
     RiverSource Diversified Bond Fund

RIVERSOURCE EQUITY SERIES, INC.
     RiverSource Mid Cap Growth Fund

RIVERSOURCE GLOBAL SERIES, INC.
     RiverSource Absolute Return Currency and Income Fund
     RiverSource Emerging Markets Bond Fund
     RiverSource Global Bond Fund
     RiverSource Global Technology Fund
     Threadneedle Emerging Markets Fund
     Threadneedle Global Equity Fund
     Threadneedle Global Equity Income Fund
     Threadneedle Global Extended Alpha Fund

RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
     RiverSource Short Duration U.S. Government Fund
     RiverSource U.S. Government Mortgage Fund

RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
     RiverSource High Yield Bond Fund

RIVERSOURCE INCOME SERIES, INC.
     RiverSource Income Builder Basic Income Fund
     RiverSource Income Builder Enhanced Income Fund
     RiverSource Income Builder Moderate Income Fund

RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
     RiverSource Partners International Select Growth Fund
     RiverSource Partners International Select Value Fund
     RiverSource Partners International Small Cap Fund

RIVERSOURCE INTERNATIONAL SERIES, INC.
     RiverSource Disciplined International Equity Fund
     Threadneedle Asia Pacific Fund
     Threadneedle European Equity Fund
     Threadneedle International Opportunity Fund

RIVERSOURCE INVESTMENT SERIES, INC.
     RiverSource Balanced Fund
     RiverSource Disciplined Large Cap Growth Fund
     RiverSource Disciplined Large Cap Value Fund
     RiverSource Diversified Equity Income Fund
     RiverSource Mid Cap Value Fund

Fee Cap/Fee Waiver Agreement

RIVERSOURCE LARGE CAP SERIES, INC.
     RiverSource Disciplined Equity Fund
     RiverSource Growth Fund
     RiverSource Large Cap Equity Fund
     RiverSource Large Cap Value Fund

RIVERSOURCE MANAGERS SERIES, INC.
     RiverSource Partners Aggressive Growth Fund
     RiverSource Partners Fundamental Value Fund
     RiverSource Partners Select Value Fund
     RiverSource Partners Small Cap Equity Fund
     RiverSource Partners Small Cap Value Fund

RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
     RiverSource Portfolio Builder Aggressive Fund
     RiverSource Portfolio Builder Conservative Fund
     RiverSource Portfolio Builder Moderate Aggressive Fund
     RiverSource Portfolio Builder Moderate Conservative Fund
     RiverSource Portfolio Builder Moderate Fund
     RiverSource Portfolio Builder Total Equity Fund
     RiverSource S&P 500 Index Fund
     RiverSource Small Company Index Fund

RIVERSOURCE MONEY MARKET SERIES, INC.
     RiverSource Cash Management Fund

RIVERSOURCE SECTOR SERIES, INC.
     RiverSource Dividend Opportunity Fund
     RiverSource Real Estate Fund

RIVERSOURCE SELECTED SERIES, INC.
     RiverSource Precious Metals and Mining Fund

RIVERSOURCE SERIES TRUST
     RiverSource 120/20 Contrarian Equity Fund
     RiverSource Recovery and Infrastructure Fund=
     RiverSource Retirement Plus 2010 Fund
     RiverSource Retirement Plus 2015 Fund
     RiverSource Retirement Plus 2020 Fund
     RiverSource Retirement Plus 2025 Fund
     RiverSource Retirement Plus 2030 Fund
     RiverSource Retirement Plus 2035 Fund
     RiverSource Retirement Plus 2040 Fund
     RiverSource Retirement Plus 2045 Fund

RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
     RiverSource Minnesota Tax-Exempt Fund
     RiverSource New York Tax-Exempt Fund

RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
     RiverSource Strategic Allocation Fund
     RiverSource Strategic Income Allocation Fund

RIVERSOURCE STRATEGY SERIES, INC.
     RiverSource Equity Value Fund
     RiverSource Partners Small Cap Growth Fund
     RiverSource Small Cap Advantage Fund

RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
     RiverSource Tax-Exempt High Income Fund

RIVERSOURCE TAX-EXEMPT SERIES, INC.
     RiverSource Intermediate Tax-Exempt Fund
     RiverSource Tax-Exempt Bond Fund

RIVERSOURCE VARIABLE SERIES TRUST
     Discipline Asset Allocation Portfolios - Aggressive
     Discipline Asset Allocation Portfolios - Conservative
     Discipline Asset Allocation Portfolios - Moderate
     Discipline Asset Allocation Portfolios - Moderately Aggressive
     Discipline Asset Allocation Portfolios - Moderately Conservative RiverSource Partners Variable Portfolio - Fundamental Value Fund RiverSource Partners Variable Portfolio - Select Value Fund
     RiverSource Partners Variable Portfolio - Small Cap Value Fund
     RiverSource Variable Portfolio - Balanced Fund
     RiverSource Variable Portfolio - Cash Management Fund
     RiverSource Variable Portfolio - Core Equity Fund
     RiverSource Variable Portfolio - Diversified Bond Fund
     RiverSource Variable Portfolio - Diversified Equity Income Fund
     RiverSource Variable Portfolio - Dynamic Equity Fund
     RiverSource Variable Portfolio - Global Bond Fund
     RiverSource Variable Portfolio - Global Inflation Protected Securities Fund RiverSource Variable Portfolio - High Yield Bond Fund
     RiverSource Variable Portfolio - Income Opportunities Fund
     RiverSource Variable Portfolio - Mid Cap Growth Fund
     RiverSource Variable Portfolio - Mid Cap Value Fund
     RiverSource Variable Portfolio - S&P 500 Index Fund
     RiverSource Variable Portfolio - Short Duration U.S. Government Fund Seligman Variable Portfolio - Growth Fund
     Seligman Variable Portfolio - Larger-Cap Value Fund
     Seligman Variable Portfolio - Smaller-Cap Value Fund
     Threadneedle Variable Portfolio - Emerging Markets Fund
     Threadneedle Variable Portfolio - International Opportunity Fund

Fee Cap/Fee Waiver Agreement

SELIGMAN ASSET ALLOCATION SERIES, INC.
     Seligman Asset Allocation Aggressive Growth Fund
     Seligman Asset Allocation Balanced Fund
     Seligman Asset Allocation Growth Fund
     Seligman Asset Allocation Moderate Growth Fund
SELIGMAN CAPITAL FUND, INC.
SELIGMAN COMMON STOCK FUND, INC.
SELIGMAN CASH MANAGEMENT FUND, INC.
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
SELIGMAN CORE FIXED INCOME FUND, INC.
SELIGMAN FRONTIER FUND, INC.
SELIGMAN GLOBAL FUND SERIES, INC.
     Seligman Global Smaller Companies Fund
     Seligman Global Technology Fund
     Seligman Emerging Markets Fund
     Seligman Global Growth Fund
     Seligman International Growth Fund
SELIGMAN GROWTH FUND, INC.
SELIGMAN HIGH INCOME FUND SERIES
     Seligman High-Yield Fund
     Seligman U.S. Government Securities Fund
SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
     Seligman LaSalle Global Real Estate Fund
     (to be known RiverSource LaSalle Global Real Estate Fund)
     Seligman LaSalle Monthly Dividend Real Estate Fund (to be known RiverSource LaSalle Monthly Dividend Real Estate Fund)

SELIGMAN MUNICIPAL FUND SERIES, INC.
     Seligman Oregon Municipal Class
     Seligman National Municipal Class
     Seligman Minnesota Municipal Class
     Seligman New York Municipal Class

SELIGMAN MUNICIPAL SERIES TRUST
     Seligman Florida Municipal Series
     Seligman North Carolina Municipal Series
     Seligman California Municipal High Yield Series
     Seligman California Municipal Quality Series

SELIGMAN PORTFOLIOS, INC.
     Seligman Capital Portfolio
     Seligman Cash Management Portfolio
     Seligman Common Stock Portfolio
     Seligman Communications and Information Portfolio
     Seligman Global Technology Portfolio
     Seligman International Growth Portfolio
     Seligman Investment Grade Fixed Income Portfolio
     Seligman Large-Cap Value Portfolio
     Seligman Smaller-Cap Value Portfolio

SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.
     Seligman TargETFund 2045
     Seligman TargETFund 2035
     Seligman TargETFund 2025
     Seligman TargETFund 2015
     Seligman TargETFund Core

SELIGMAN VALUE FUND SERIES, INC.
     Seligman Large-Cap Value Fund
     Seligman Smaller-Cap Value Fund

Fee Cap/Fee Waiver Agreement

SCHEDULE B - FEE CAPS/FEE WAIVERS

Schedule B is separately maintained and updated from time to time to reflect current fee cap/fee waiver commitments, as they have been approved by the Funds' Board of Directors/Trustees. Current fee cap/fee waiver commitments are reflected in Fund registration statements as applicable.